UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 13, 2007

Commission File Number 000-28638

THE FLOORING ZONE, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	20-0019425
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number.)

3219 Glynn Avenue, Brunswick, Georgia
(Address of principal executive offices)

31520
(Zip code)

(912) 264-0505
(Registrant’s Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD

On April 13, 2007, The Flooring Zone, Inc., issued a press release announcing that it had received notification that the NASD had approved the common stock of the Company for trading on the Over-the-Counter Bulletin Board. The Company has been assigned the trading symbol “FZON.” A copy of the press release is furnished as Exhibit 99.01 to this report and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.01	Press Release of The Flooring Zone, Inc., dated April 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THE FLOORING ZONE, INC.

Dated: April 13, 2007	By:	/s/ Michael Carroll
Michael Carroll, Chief Executive Officer

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